UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2004 (September
                                                 -----------------------------
10, 2004)
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                        GRAHAM PACKAGING HOLDINGS COMPANY
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             (Exact name of registrant as specified in its charter)



      Pennsylvania                333-53603-03                23-2553000
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(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)             File Number)           Identification No.)


2401 Pleasant Valley Road, York, Pennsylvania                 17402
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  (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code   (717) 849-8500
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17
   CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
   CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01 Regulation FD Disclosure.

     On September 10, 2004, Graham Packaging Holdings Company ("Holdings") announced that it intends to issue $350 million of eight-year senior notes, due 2012, and $375 million of 10-year senior subordinated notes, due 2014.

     A press release announcing the intention to issue the notes was issued on September 10, 2004, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

     c. Exhibits

        Exhibit No.     Description
        -----------     -----------
        99.1            Press Release of Graham Packaging Holdings Company



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GRAHAM PACKAGING HOLDINGS
                                      COMPANY


Date: September 14, 2004              By: BCP/Graham Holdings L.L.C.,
                                               its General Partner



                                      By: /s/ John E. Hamilton
                                          --------------------
                                              John E. Hamilton
                                              Chief Financial Officer


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                                  EXHIBIT INDEX


         Exhibit No.           Description
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         99.1                  Press Release dated September 10, 2004.